SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                            September 9, 1994

                             TIME WARNER INC.
            (Exact name of registrant as specified in its charter)


            Delaware           1-8637              13-1388520
        (State or other      (Commission         (I.R.S. Employer
         jurisdiction        File Number)        Identification No.)
        of incorporation
        or organization)


                75 Rockefeller Plaza, New York, NY 10019
            (Address of principal executive offices)  (zip code)

                             (212) 484-8000
          (Registrant's telephone number, including area code)

                             Not Applicable
       (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On September 12, 1994, Time Warner Entertainment Company,
L.P. ("TWE"), a limited partnership in which wholly owned subsidiaries of Time Warner Inc. are the general partners and in the aggregate hold 63.27% pro rata priority capital and residual equity interests, announced that it had signed definitive agreements (the "Agreements") with Advance/Newhouse Partnership, a New York general partnership between Newhouse Broadcasting Corporation and a wholly-owned subsidiary of Advance Publications, Inc. ("Advance/Newhouse"). Pursuant to the Agreements, TWE and Advance/Newhouse will form a New York general partnership known as the Time Warner Entertainment-Advance/Newhouse Partnership (the "Partnership"), to which Advance/Newhouse will contribute all of its cable television systems, which serve approximately 1.4 million subscribers, and certain related assets and TWE will contribute cable television systems (or interests therein), which serve approximately 2.8 million subscribers, and certain related assets. TWE will own a two-thirds equity interest in the Partnership and Advance/Newhouse will own a one-third equity interest.
TWE will be the Managing Partner and will govern the day-to-day affairs of the Partnership.

          The Closing of the transaction is subject to customary conditions for transactions of this type, including regulatory approvals, as specified in the Agreements. Copies of the principal Agreements are attached hereto as Exhibits 10(a) and 10(b).


Item 7.   Exhibits

     10(a) Contribution Agreement, dated as of September 9, 1994, among Time Warner Entertainment Company, L.P., Advance Publications, Inc., Newhouse Broadcasting Corporation,
               Advance/Newhouse Partnership, and Time Warner Entertainment-Advance/Newhouse Partnership
               (incorporated by reference to Exhibit 10(a) to Time Warner Entertainment Company, L.P.'s Current Report on Form 8-K dated September 9, 1994 (the "TWE 8-K"))*/

     10(b)     Partnership Agreement, dated as of
               September 9, 1994, between Time Warner
               Entertainment Company, L.P. and
               Advance/Newhouse Partnership (incorporated by reference to Exhibit 10(b) to the TWE 8-K)*/

     99(a)     Press Release, dated September 12, 1994
               (incorporated by reference to Exhibit 99(a) to the TWE 8-K)*/

*/  Incorporated by reference.

                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 21, 1994.


                                     TIME WARNER INC.

                                   By: /s/ Peter R. Haje
                                       Name:    Peter R. Haje
                                       Title:   Executive Vice President

                            EXHIBIT INDEX

               Pursuant to Item 601 of Regulation S-K

Exhibit No.                   Description of Exhibit

     10(a) Contribution Agreement, dated as of September 9, 1994, among Time Warner Entertainment Company, L.P., Advance Publications, Inc., Newhouse Broadcasting Corporation, Advance/Newhouse Partnership, and Time Warner Entertainment-Advance/Newhouse Partnership
               (incorporated by reference to Exhibit 10(a) to Time Warner Entertainment Company, L.P.'s Current Report on Form 8-K dated September 9, 1994 (the "TWE 8-K"))*/

     10(b) Partnership Agreement, dated as of September 9, 1994, between Time Warner Entertainment Company, L.P. and Advance/Newhouse Partnership (incorporated by reference to Exhibit 10(b) to the TWE 8-K)*/

     99(a) Press Release, dated September 12, 1994 (incorporated by reference to Exhibit 99(a) to the TWE 8-K)*/

*/  Incorporated by reference.